© Fifth Third Bancorp | All Rights Reserved © Fifth Third Bancorp | All Rights Reserved Goldman Sachs Financial Services Conference Tim Spence Chairman, Chief Executive Officer and President December 11, 2024

© Fifth Third Bancorp | All Rights Reserved Fifth Third Bancorp | All Rights Reserved This presentation contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. All statements other than statements of historical fact are forward-looking statements. These statements relate to our financial condition, results of operations, plans, objectives, future performance, capital actions or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “potential,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K as updated by our filings with the U.S. Securities and Exchange Commission (“SEC”). There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) deteriorating credit quality; (2) loan concentration by location or industry of borrowers or collateral; (3) problems encountered by other financial institutions; (4) inadequate sources of funding or liquidity; (5) unfavorable actions of rating agencies; (6) inability to maintain or grow deposits; (7) limitations on the ability to receive dividends from subsidiaries; (8) cyber-security risks; (9) Fifth Third’s ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; (10) failures by third-party service providers; (11) inability to manage strategic initiatives and/or organizational changes; (12) inability to implement technology system enhancements; (13) failure of internal controls and other risk management programs; (14) losses related to fraud, theft, misappropriation or violence; (15) inability to attract and retain skilled personnel; (16) adverse impacts of government regulation; (17) governmental or regulatory changes or other actions; (18) failures to meet applicable capital requirements; (19) regulatory objections to Fifth Third’s capital plan; (20) regulation of Fifth Third’s derivatives activities; (21) deposit insurance premiums; (22) assessments for the orderly liquidation fund; (23) weakness in the national or local economies; (24) global political and economic uncertainty or negative actions; (25) changes in interest rates and the effects of inflation; (26) changes and trends in capital markets; (27) fluctuation of Fifth Third’s stock price; (28) volatility in mortgage banking revenue; (29) litigation, investigations, and enforcement proceedings by governmental authorities; (30) breaches of contractual covenants, representations and warranties; (31) competition and changes in the financial services industry; (32) potential impacts of the adoption of real-time payment networks; (33) changing retail distribution strategies, customer preferences and behavior; (34) difficulties in identifying, acquiring or integrating suitable strategic partnerships, investments or acquisitions; (35) potential dilution from future acquisitions; (36) loss of income and/or difficulties encountered in the sale and separation of businesses, investments or other assets; (37) results of investments or acquired entities; (38) changes in accounting standards or interpretation or declines in the value of Fifth Third’s goodwill or other intangible assets; (39) inaccuracies or other failures from the use of models; (40) effects of critical accounting policies and judgments or the use of inaccurate estimates; (41) weather-related events, other natural disasters, or health emergencies (including pandemics); (42) the impact of reputational risk created by these or other developments on such matters as business generation and retention, funding and liquidity; (43) changes in law or requirements imposed by Fifth Third’s regulators impacting our capital actions, including dividend payments and stock repurchases; and (44) Fifth Third's ability to meet its environmental and/or social targets, goals and commitments. You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law, and we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The information contained herein is intended to be reviewed in its totality, and any stipulations, conditions or provisos that apply to a given piece of information in one part of this press release should be read as applying mutatis mutandis to every other instance of such information appearing herein. Copies of those filings are available at no cost on the SEC’s website at www.sec.gov or on our website at www.53.com. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. In this presentation, we may sometimes provide non-GAAP financial information. Please note that although non-GAAP financial measures provide useful insight to analysts, investors and regulators, they should not be considered in isolation or relied upon as a substitute for analysis using GAAP measures. We provide a discussion of non-GAAP measures and reconciliations to the most directly comparable GAAP measures in later slides in this presentation, as well as on pages 27 through 29 of our 3Q24 earnings release. Management does not provide a reconciliation for forward-looking non-GAAP financial measures where it is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the occurrence and the financial impact of various items that have not yet occurred, are out of the Bancorp's control or cannot be reasonably predicted. For the same reasons, Bancorp's management is unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures. This presentation incorporates the following peers: CFG, CMA, FCNCA, FHN, HBAN, KEY, MTB, PNC, RF, TFC, USB, & ZION. Cautionary statement 2

© Fifth Third Bancorp | All Rights Reserved Disciplined execution guided by core principles Stability Profitability Growth Consistent and disciplined management, with a long-term focus throughout the company 3 • Defensive balance sheet positioning • Strong credit profile • Diverse fee mix with high total revenue contribution • Expense discipline • Drive NIM expansion • Southeast demographics • Midwest & renewables infrastructure investments • Tech-enabled product innovation #2 #3#1

Top performing regional bank with local scale and national reach

Assets
$214 billion
Ranked 10th in the U.S.[1]

Deposits
$168 billion
Ranked 9th in the U.S.[1]

U.S. branches
1,072
Ranked 8th in the U.S.[1]

Commercial Payments
Top 5 market share
across several product categories[5]



Toronto office
London office
★ Fifth Third Corporate Headquarters
Cincinnati, Ohio
Midwest footprint
Southeast footprint
Key Southeast MSAs of focus
Major FITB markets[2] with a top 5 deposit share

Leading position in the markets we compete in[3]

Deposit share rankings[4]

#3 Fifth Third footprint
unchanged YoY

#2 Midwest
unchanged YoY

#6 Southeast
unchanged YoY

Top 10 deposit share in ~**96%** of retail footprint

Significant locational share in notable MSAs

Chicago, IL	#3	Tampa, FL	#6
Nashville, TN	#3	Grand Rapids, MI	#1
Charlotte, NC	#4	Columbus, OH	#3
Cincinnati, OH	#1	Indianapolis, IN	#3

Assets, deposits, and branches as of 9/30/24; [1]Rankings as of 9/30/24 and consist of US commercial banks and exclude credit card issuers and foreign, trust, card focused & traditional investment banks; [2]Includes MSAs with $5BN+ in deposits on a capped basis (deposits per branch capped at $250MM per June 2024 FDIC data); [3]Data sourced from S&P Global Market Intelligence; [4]Deposits per branch capped at $250MM per June 2024 FDIC data; Midwest and Southeast rankings represent in footprint deposit market share; [5]Source: 2023 Cash Management Services Survey administered by EY

© Fifth Third Bancorp | All Rights Reserved

4

© Fifth Third Bancorp | All Rights Reserved Commercial Banking Lending / Deposits / Capital Markets / Treasury Management & Payments $67B loans $65B deposits Consumer & Small Business Banking Wealth & Asset Management Business Offerings Loans / Deposits $4B loans $11B deposits $46B loans $88B deposits Select Awards & accolades A simple, diversified business portfolio NII contribution 1 Fee contribution 1 38% 59% 3% 47% 39% 14% 3Q24 avg. Lending / Deposits / Payments Wealth Management / Trust / Custody 1 As a percent of LTM 3Q24 segment revenue, which excludes Other Corporate 5

© Fifth Third Bancorp | All Rights Reserved 60.5% Peer 9 Peer 6 x Peer 10 Peer 8 Peer 7 Peer 3 Peer 4 Peer 11 Peer 1 Peer 2 Peer 5 14.0% Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 x Peer 10 Peer 11 1.29% Peer 5 Peer 2 Peer 1 Peer 3 Peer 8 Peer 6 Peer 7 Peer 4 Peer 10 x Peer 9 Peer 11 Driving to consistently generate top quartile results 6 Return on tangible common equity 1,2 FY18 LTM 3Q24 FY18 FY18 Return on assets 1 Efficiency ratio 1 Adjusted basis Adjusted basis Adjusted basis Remain focused on long-term horizon Expect to continue generating top-tier financial results 3 LTM 3Q24 LTM 3Q24 1 Non-GAAP measure: see reconciliation and use of non-GAAP measures on pages 27-29 of the 3Q24 earnings release; 2 Return on tangible common equity excludes AOCI; Certain peers excluded due to limited data; 3 See forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 27-29 of the 3Q24 earnings release 1.20% Peer 7 Peer 2 FITB Peer 8 Peer 9 Peer 1 Peer 4 Peer 5 Peer 10 Peer 3 Peer 11 Peer 6 14.6% Peer 7 FITB Peer 1 Peer 2 Peer 8 Peer 4 Peer 10 Peer 9 Peer 5 Peer 3 Peer 11 Peer 6 57.3% Peer 2 FITB Peer 7 Peer 3 Peer 9 Peer 8 Peer 1 Peer 4 Peer 10 Peer 11 Peer 5 Peer 6

© Fifth Third Bancorp | All Rights Reserved Leading to top returns for our shareholders 7 Total shareholder return Source: Bloomberg; Note: Results exclude FCNCA as they participated in an FDIC assisted acquisition. Trailing TSR as of 11/30/2024; Excludes FCNCA 1 Year 3 Year 5 Year 7 Year 10 Year 1 Peer 1 85% Peer 2 59% Peer 4 101% Peer 4 114% Peer 4 290% 2 Peer 2 79% Peer 5 42% FITB 95% FITB 105% FITB 241% 3 Peer 3 77% Peer 6 36% Peer 8 69% Peer 8 96% Peer 8 238% 4 FITB 76% Peer 4 31% Peer 5 61% Peer 6 71% Peer 1 184% 5 Peer 4 74% FITB 26% Peer 1 58% Peer 2 61% Peer 3 184% 6 Peer 5 74% Peer 8 20% Peer 2 57% Peer 1 59% Peer 6 167% 7 Peer 6 70% Peer 1 13% Peer 6 54% Peer 3 52% Peer 5 133% 8 Peer 7 69% Peer 11 6% Peer 3 44% Peer 9 39% Peer 2 132% 9 Peer 8 69% Peer 3 4% Peer 7 32% Peer 5 38% Peer 7 128% 10 Peer 9 63% Peer 9 (1%) Peer 9 28% Peer 10 30% Peer 9 115% 11 Peer 10 56% Peer 7 (2%) Peer 10 10% Peer 11 27% Peer 10 88% 12 Peer 11 48% Peer 10 (9%) Peer 11 10% Peer 7 17% Peer 11 71%

© Fifth Third Bancorp | All Rights Reserved Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9Peer 10 Peer 11 0% 2% 4% 6% 8% 10% 12% 25% 30% 35% 40% 45% 50% 55% 60% 21% 20% 14% 14% 8% 7% 6% 5% 5% Growth strategies are working Totals may not foot due to rounding; Certain peers excluded due to data limitations; 1 See forward looking statements on page 2 of this presentation; 2 Gross Treasury management fees; 3 Source: call report; Overdraft and maintenance fees per call report as a % of adjusted noninterest income; consumer deposits defined as total of individual deposits and time deposits $250K or less excluding brokered deposits Fee revenue is well diversified with strong organic growth Wealth & Asset Management Card and processing revenue Mortgage banking revenue Leasing business revenue Other noninterest income Capital Markets Other Commercial banking revenue Commercial Payments 2 Consumer deposit fees LTM 3Q24 Adjusted Noninterest Income 2,3 $2.9B 55% Fee areas of focus as a % of total noninterest income Consumer deposit fees Contribution is below peer median despite consumer deposit franchise strength Consumer deposits 3 as a % of total deposits As of 9/30/24 C o n s u m e r o v e r d r a f t & m a i n t e n a n c e f e e s a s a % o f f e e in c o m e 3 3 Q 2 4 L T M Southeast de novo acceleration through 2028 Total deposits from de novos 2025-2028~$7B • Open 50-60 de novos per year from 2025 to 2028 • Add 1 new state and 11 new markets Target minimum location share By 20288% Expansion highlights 1 2025 - 2028 Branch footprint reflects continued investment in the southeast 2017 2024 1 2028 1 Total branches 1,154 1,088 ~1,250 Midwest branches 881 736 ~675 Southeast branches 273 352 ~575 % of branches in Southeast 24% 32% ~50% Southeast locational share 7 th 6 th 5 th Median is the intersect 8

© Fifth Third Bancorp | All Rights Reserved Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 Peer 12 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% (10.0%) (5.0%) 0.0% 5.0% 10.0% 15.0% Growth strategies are working: Wealth & Asset Management 21% 20% 14% 14% 8% 7% 6% 5% 5% Wealth & Asset Management Card and processing revenue Mortgage banking revenue Leasing business revenue Other noninterest income Capital Markets Other Commercial banking revenue Commercial Payments 1 Consumer deposit fees Wealth & Asset Management business has delivered consistent growth Totals may not foot due to rounding; Certain peers excluded due to data limitations; 1 Gross Treasury management fees; 2 See forward looking statements on page 2 of this presentation; 3 Wealth and asset management revenue per company filings 5 th consecutive year • Business Transition Advisory Team • Dedicated to preparing business owners financially and personally for business transition • Launched in 2021; >$2BN in gross proceeds since inception • Fifth Third Wealth Advisors • Independent RIA Launched in 2022; expect to generate $2.5BN in AUM by YE24 2 75 W&AM net promoter score Key priorities W e a lt h a n d a s s e t m g m t . r e v e n u e 3 a s a % o f a d j u s t e d r e v e n u e 3 Q 2 4 L T M Change in wealth and asset management revenue 3 3Q24 LTM vs. 3Q23 LTM Wealth & Asset Management business has significant scale with strong organic growth Median is the intersect 9

© Fifth Third Bancorp | All Rights Reserved Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 Peer 12 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% (10.0%) (5.0%) 0.0% 5.0% 10.0% 15.0% 20.0% Growth strategies are working: Commercial Payments 10 Well established commercial payments organization with significant scale 1 Gross Treasury management fees; Certain peers excluded due to data limitations; 2 Source: 2023 Cash Management Services Survey administered by EY; 3 Defined as total deposit fees less consumer (OD, maintenance, and ATM fees) per regulatory filings #2 of 37 in Coin and currency revenue #2 of 32 in Retail lockbox remittances #3 of 42 in Total ACH originations #3 of 39 in Wholesale lockbox remittances #4 of 37 in Total check clearing #5 of 35 in Account reconciliations Top 5 market share in several product categories 2 21% 20% 14% 14% 8% 7% 6% 5% 5% Wealth & Asset Management Card and processing revenue Mortgage banking revenue Leasing business revenue Other noninterest income Capital Markets Other Commercial banking revenue Commercial Payments 1 Consumer deposit fees Traditional treasury mgmt. Managed Services Newline Embedded payments • Platform • Interaction channels • Financial products • Risk solutions • A/R automation • A/P automation • Cash logistics • Healthcare (Big Data HC) • Liquidity manager • Escrow manager • Commercial card • Lockbox & check N o n - c o n s u m e r d e p o s it f e e s 3 a s a % o f a d j u s t e d r e v e n u e 3 Q 2 4 L T M Change in non-consumer deposit fees 3 3Q24 LTM vs. 3Q23 LTM Commercial payments business has significant scale with strong organic growth Median is the intersect

© Fifth Third Bancorp | All Rights Reserved Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% (70%) (60%) (50%) (40%) (30%) (20%) (10%) 0% 10% 20% Growth strategies are working: Capital Markets 11 Growing fees across the Capital Markets business Totals may not foot due to rounding; Certain peers excluded due to data limitations; 1 Gross Treasury management fees; 2 Trading revenue less equity securities and index revenue per regulatory filings FY19 LTM 3Q24 ~$412 ~$309 6% CAGR 1% CAGR 6% CAGR 13% CAGR 6% CAGR Financial risk management including hedging business Strategic advisory & investment banking (incl. M&A) Institutional sales & trading Debt capital markets 21% 20% 14% 14% 8% 7% 6% 5% 5% Wealth & Asset Management Card and processing revenue Mortgage banking revenue Leasing business revenue Other noninterest income Other Commercial banking revenue Capital Markets Consumer deposit fees Commercial Payments 1 C a p it a l m a r k e t s h e d g in g r e v e n u e 2 a s a % o f a d j u s t e d r e v e n u e 3 Q 2 4 L T M Change in capital markets hedging revenue 2 3Q24 LTM vs. 3Q23 LTM Capital markets hedging business has significant scale with strong organic growth Median is the intersect

© Fifth Third Bancorp | All Rights Reserved 12 Net interest income 1 Noninterest income 1 up 3 – 4% Noninterest expense stable up ~1% (3Q24 baseline: $1.427 billion) (3Q24 baseline: $748 million) (3Q24 baseline: $1.225 billion) Net charge-off ratio 45 – 49 bps Effective tax rate 22 – 23% 1 Non-GAAP measure: see forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 27-29 of the 3Q24 earnings release. As of December 10, 2024; please see cautionary statements on page 2 Total revenue 1 (3Q24 baseline: $2.185 billion; Includes securities g/l) (including HFS) Avg. loans & leases stable to up 1% Current expectations unchanged from October 18, 2024 earnings call Allowance for credit losses expect ~$20 - $40MM build due to loan growth/mix and assumes no change to macroeconomic outlook and risk profile as of 3Q24 4Q24 compared to 3Q24 up 1 – 2%

© Fifth Third Bancorp | All Rights Reserved ✓ Well-diversified and resilient balance sheet to provide stability and profitability ✓ Consistent investments to generate balanced and growing revenue streams while maintaining peer-leading expense discipline ✓ Multi-year track record of making appropriate and preemptive changes to the business ✓ Transparent management team Positioned to generate long-term sustainable value to shareholders despite the environment Why Fifth Third 13